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                WARBURG PINCUS SELECT ECONOMIC VALUE EQUITY FUND

     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

     The following replaces certain information contained in the Prospectuses and Statement of Additional Information of the Fund.

     The Fund's Board of Directors recently voted to change the Fund's principal strategy to one where the Fund's investments would be concentrated in the securities of 40 to 60 U.S. companies. The "top ten" (largest company holdings) in the Fund's portfolio may account for 40% or more of the Fund's assets. The Fund's goal continues to be long-term appreciation of capital, and it will continue to invest at least 65% of its assets, under normal market conditions, in U.S. equity securities.

     The Fund's name will be changed to "Warburg Pincus Focus Fund." These changes will be effective January 1, 2000.

Dated: November 1, 1999                                            WPSEV-16-1199